SUPPLEMENT DATED AUGUST 11, 2025
TO

PROSPECTUSES AND UPDATING SUMMARY PROSPECTUSES
EACH DATED MAY 1, 2025
FOR MASTERS CHOICE, MASTERS FLEX, MASTERS EXTRA, MASTERS CHOICE II AND
MASTERS FLEX II

PROSPECTUSES DATED APRIL 29, 2011
FOR MASTERS ACCESS, MASTERS I SHARE AND MASTERS EXTRA II

PROSPECTUSES DATED APRIL 11, 2006, AS SUPPLEMENTED DECEMBER 29, 2006,
AND PROSPECTUSES DATED MAY 1, 2006
FOR MASTERS IV AND MASTERS VII

ISSUED BY DELAWARE LIFE INSURANCE COMPANY
DELAWARE LIFE VARIABLE ACCOUNT F

This supplement contains information about the Templeton Growth VIP Fund (the “Fund”) that is available as an investment option under your Contract. Effective August 1, 2025, Templeton Asset Management Ltd. no longer serves as sub-advisor of the Fund.

THE CONTRACTS REFERENCED IN THIS SUPPLEMENT ARE NO LONGER FOR SALE

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE